Exhibit 99.1

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Loan Growth

($ in millions)

$500
$400
$300
$200
$100
$472
CAGR = 65.0%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

Link to searchable text of Slide Shown above

MONEY & IN
WALL STREET

Announcing!

PACIFIC PREMIER
BANK

Deposit Growth

($ in millions)

$300
$250
$200
$150
$289
CAGR = 15.6%
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- **Diversify Loan Portfolio**

Link to searchable text of Slide Shown above

PACIFIC PREMIER

Bank

Business and CRE Growth

($ in millions)

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
$195
CAGR = 106.4%

* *Includes: All Commercial, C&I, & Land loans.*

Link to searchable text of Slide Shown above

Diversify Loan Portfolio

December 31, 2004
84%
5%
11%
September 30, 2006
65%
2%
3%
5%
24%
1%
Multifamily
CRE Investor
CRE business
C&I
SBA
Other

Link to searchable text of Slide Shown above

Loan Sales

(dollars in thousands)

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
250
200
150
100
50
0
86
112
125
81
101
118
224
8,119
2,257
21,630
28,067
38,987
39,955
65,371
Q1'05
Q2'05
Q3'05
Q4'05
Q1'06
Q2'06
Q3'06
Sales
bps

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- Diversify Loan Portfolio
- **Business Banking**

Link to searchable text of Slide Shown above

Relationship Marketing

Totally FREE Checking!
PACIFIC PREMIER
BANK
1.866.353.1476 www.ppbi.net

PACIFIC PREMIER
BANK
1.866.353.1476 www.ppbi.net
That's My Business Bank!

Totally FREE Checking!

Link to searchable text of Slide Shown above

Deposit Mix

$93,239
29%
$228,263
71%
Transaction
CD's

As of September 30, 2006
dollars in thousands

Link to searchable text of Slide Shown above

Deposit Mix

12/31/04
$213,734
73%
$77,622
27%
$69,824
90%
$7,798
10%
CD's
Consumer
Business
9/30/06
$228,263
71%
$93,239
29%
$53,219
57%
$40,020
43%

dollars in thousands

Link to searchable text of Slide Shown above

Business Deposit Growth

(dollars in thousands)

$40,020
CAGR = 154.6%
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

PACIFIC PREMIER
BANK
VISA

Phase 3

Transition Business Model

- Diversify Loan Portfolio
- Relationship Banking
- **Expansion of Branch Network**

Link to searchable text of Slide Shown above

Southern California Market

PACIFIC PREMIER
BANK

PACIFIC PREMIER
VISA

San Luis
Obispo
Kern
Santa
Barbara
Ventura
Los
Angeles
San Bernardino
Riverside
Orange
San Diego
Imperial
Existing Branch
New Branch
Loan Production Office

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Announcing!
Your New & Improved
Pacific Premier Bank Debit Card

PACIFIC PREMIER
BANK

VISA

Asset Quality

NPA to Total Assets

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.85%
7.75%
3.12%
1.12%
0.46%
0.24%
0.20%
0.12%
0.11%
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Mar-06
Jun-06
Sep-06

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Link to searchable text of Slide Shown above

Exhibit 99.1

[GRAPHIC APPEARS HERE]

FBR 2006 Investor Conference
November 29, 2006

Steven R. Gardner

President & CEO

WWW.PPBI.NET

Forward-Looking Comments

The statements contained herein that are not historical facts are forward looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. These include, but are not limited to, the following risks: (1) changes in the performance of the financial markets, (2) changes in the demand for and market acceptance of the Company’s products and services, (3) changes in general economic conditions including interest rates, presence of competitors with greater financial resources, and the impact of competitive projects and pricing, (4) the effect of the Company’s policies, (5) the continued availability of adequate funding sources, and (6) various legal, regulatory and litigation risks.

[GRAPHICS APPEAR HERE]

PPBI Overview

Southern California Community Bank

Data as of 9/30/06

•	NASDAQ National Market	PPBI
•	Assets	$712 million
•	Fully diluted shares	6,683,888
•	Fully diluted BV	$9.02
•	Annualized ROAA	1.19%
•	Annualized ROAE	15.16%

[GRAPHICS APPEAR HERE]

PPBI Overview

•	Company History

•	Transitioning business model

•	Balance sheet strength

•	Favorable relative valuation

Today’s Agenda

Three Phase

Strategic Business Plan

•	Phase 1 – Recapitalize

•	Phase 2 – Growth

•	Phase 3 – Commercial Banking Model

[GRAPHICS APPEAR HERE]

Phase 1

What We Inherited

Nationwide Subprime Lender

•	Assets	$552 million
•	Loans	$434 million
•	Subprime loans	75%
•	NPA’s	7.8%
•	Employees/Offices	334/10
•	Under capitalized
•	Subject to Regulatory Enforcement

[GRAPHICS APPEAR HERE]

Phase 1

Completed June 2002

•	Assets	$246 million
•	Loans	$135 million
•	Employees/Offices	63/4
•	Substantial reduction in risk
•	Recapitalized - Private Placement
•	Note and warrant issued
•	Regulatory concerns resolved

[GRAPHICS APPEAR HERE]

Phase 2

•	Loan growth - Multi-family focus

•	Deposit growth – new products

•	Foundation set for transition

[GRAPHICS APPEAR HERE]

Loan Growth

[CHART APPEARS HERE]

[GRAPHICS APPEAR HERE]

Deposit Growth

[CHART APPEARS HERE]

[GRAPHICS APPEAR HERE]

Phase 2

Completed 2004

•	Assets	$543 million
•	Loans	$472 million
•	Secondary Offering	$26 million
•	Note retired
•	Stage set for transition

[GRAPHICS APPEAR HERE]

Phase 3

Transition Business Model

•	Diversify Loan Portfolio

[GRAPHICS APPEAR HERE]

Business and CRE Growth

[CHART APPEARS HERE]

* Includes: All Commercial, C&I, & Land loans.

Diversify Loan Portfolio

[CHARTS APPEAR HERE]

[GRAPHICS APPEAR HERE]

Loan Sales

[CHART APPEARS HERE]

[GRAPHICS APPEAR HERE]

Loan Sales

(dollars in thousands)

Year	Qtr	Loan Sales	Gain $	Gain %

2005	Q1	$8,119	$69	0.86%
	Q2	$2,257	$25	1.12%
	Q3	$21,630	$269	1.25%
	Q4	$28,067	$227	0.81%
2006	Q1	$38,987	$393	1.01%
	Q2	$39,955	$472	1.18%
	Q3	$65,371	$1,462	2.24%

[GRAPHICS APPEAR HERE]

Phase 3

Transition Business Model

•	Diversify Loan Portfolio

•	Business Banking

Relationship Marketing

[GRAPHICS APPEAR HERE]

[GRAPHICS APPEAR HERE]

Deposit Mix

[CHART APPEARS HERE]

As of September 30, 2006
dollars in thousands

Deposit Mix

[CHARTS APPEAR HERE]

[GRAPHICS APPEAR HERE]

Business Deposit Growth

[CHART APPEARS HERE]

 [GRAPHICS APPEAR HERE]

Relationship Growth

	12/31/ 2004	9/30/2006

No. Relationships	63	298
Loans	$45,143,000	$350,729,000
Deposits	$1,194,000	$31,728,000

 [GRAPHICS APPEAR HERE]

Phase 3

Transition Business Model

•	Diversify Loan Portfolio

•	Relationship Banking

•	Expansion of Branch Network

 [GRAPHICS APPEAR HERE]

Southern California Market

[GRAPHIC APPEARS HERE]

California Market

It’s the Economy

California Market

Top 10 States by Population

06/30/2006 Population			Projected Population Change 2006-2011

Rank	State	(#)	Rank	(#)

1	California	37,236,136	1	2,978,891
2	Texas	23,786,899	2	2,607,044
3	New York	19,532,703	11	419,953
4	Florida	18,478,309	3	2,387,398
5	Illinois	13,092,172	8	658,536
6	Pennsylvania	12,590,137	23	242,990
7	Ohio	11,627,546	21	252,318
8	Michigan	10,317,569	19	287,860
9	Georgia	9,553,796	4	1,313,647
10	North Carolina	8,905,986	6	726,728

Source: SNL

California Market

Top 10 States by Household Income

Median Household Income			Projected Median Household Change

Rank	State	06/30/2006 ($)	Projected Growth	5 yr. Growth

*	Orange County	73,129	2	13,083
1	New Jersey	66,848	4	11,404
2	Connecticut	66,018	3	11,573
3	Maryland	64,637	5	11,299
4	Massachusetts	63,971	1	14,240
5	Alaska	61,797	14	10,153
6	New Hampshire	61,564	3	12,042
7	Minnesota	58,993	6	11,067
8	Hawaii	58,623	36	8,084
9	Colorado	58,522	10	10,552
10	California	57,776	18	9,793

Source: SNL

California Market

Top 10 Counties by Population

Population			Projected Population Change

Rank	County	06/30/2006 (#)	Rank	2006 - 2011 (#)

1	Los Angeles	10,157,124	2	470,275
2	Orange	3,085,070	5	192,817
3	San Diego	3,067,890	4	200,026
4	Riverside	2,018,889	1	522,892
5	San Bernardino	2,005,688	3	312,486
6	Santa Clara	1,753,027	15	48,208
7	Alameda	1,507,504	16	35,577
8	Sacramento	1,414,146	6	164,324
9	Contra Costa	1,045,952	11	77,191
10	Fresno	899,896	9	96,289

Source: SNL			* 58 Counties in California

Economic Strength

	Orange Cty.	So. Cal.	National

Business Growth	15.9%	15.7%	7.4%
Payroll Growth	42.3%	45.1%	28.1%
Employment Growth	17.0%	18.3%	7.5%
Unemployment Rate	3.8%	4.6%	5.0%
No. of Businesses	82,000	493,000	N/A

Source: U.S. Census Bureau, 2002 data compared to 1997

Risk Management

Balance Sheet Strength

 [GRAPHICS APPEAR HERE]

Portfolio Characteristics

Multifamily

Loan to Value	63.07
Debt Coverage Ratio	1.33
Average Balance	$802,935

CRE Investor

Loan to Value	61.26
Debt Coverage Ratio	1.44
Average Balance	$1,071,845

No Construction Loan Exposure

 [GRAPHICS APPEAR HERE]

Asset Quality

Delinquent Loans to Total Assets *	Nationwide	California	PPBI **

Multi-Family	0.01%	0.01%	0.00%
Commercial RE	0.08%	0.10%	0.00%
Single Family	0. 37%	0.65%	0.12%

Source: FDIC as of 6/30/06

*	Includes past due 30-89 day, 90+ days and accruing, and non-accruals.

**	PPBI as of 9/30/06

 [GRAPHICS APPEAR HERE]

Asset Quality

NPA to Total Assets

[CHART APPEARS HERE]

 [GRAPHICS APPEAR HERE]

Attractive Valuation

Valuation relative to California Peers:

	P/EPS	P/TBV

CA Banks*	14.86x	276%
PPBI Metrics*	10.4x	135%

*	As of 10/26/06

Source: SNL

 [GRAPHICS APPEAR HERE]

PPBI Summary

•	Transition to Commercial Bank

•	Low Risk Balance Sheet

•	On-going Expansion

•	Excellent time to invest

 [LOGO OF PACIFIC PREMIER BANCORP, INC.]

Trust, Service, Commitment…That’s my Bank.

WWW.PPBI.NET